UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 19, 2007

THE CHILDREN’S PLACE RETAIL STORES, INC.
(Exact Name of Registrants as Specified in Their Charters)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

915 Secaucus Road, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

The Children’s Place Retail Stores, Inc. today announced that effective December 19, 2007, Neal Goldberg, President of The Children’s Place brand, resigned, from his position to pursue another business opportunity. Mr. Chuck Crovitz, Interim Chief Executive Officer of The Children’s Place Retail Stores, Inc., will directly oversee the responsibilities and management team of The Children’s Place brand until a permanent replacement for Mr. Goldberg is named.

A copy of a press release relating to the foregoing is attached hereto as Exhibit 99.1 and is incorporated in this Item 5.02 by reference.

Item 9.01    Financial Statement and Exhibits.

(d)   Exhibits.

Exhibit 99.1 Press Release of The Children’s Place Retail Stores, Inc. dated December 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2007

THE CHILDREN’S PLACE RETAIL STORES, INC.

	By:	/s/ Susan J. Riley
	Name:	Susan J. Riley
	Title:	Executive Vice President, Fianance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of The Children’s Place Retail Stores, Inc. dated December 20, 2007